     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 26, 2000
                                                      REGISTRATION NO. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                       THE SECURITIES EXCHANGE ACT OF 1933

                         ARCH COMMUNICATIONS GROUP, INC.
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                     DELAWARE                                  31-1358569
 -------------------------------------------------------------------------------
 (State or Other Jurisdiction of Incorporation)              (I.R.S. Employer
                                                            Identification No.)

             1800 WEST PARK DRIVE, SUITE 250, WESTBOROUGH, MA 01581
 -------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
 -------------------------------------------------------------------------------
                            (Full title of the plan)

                              C. Edward Baker, Jr.
                      Chairman and Chief Executive Officer
                         Arch Communications Group, Inc.
                         1800 West Park Drive, Suite 250
                              Westborough, MA 01581
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (508) 870-6700
 -------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)
                         CALCULATION OF REGISTRATION FEE


                                                                    Proposed
         Title of                                   Proposed         Maximum
        Securities                 Amount to        Maximum         Aggregate     Amount of
           to be                       be        Offering Price     Offering     Registration
        Registered                Registered       Per Share          Price         Fee
        -----------               ----------     --------------     ---------    ------------
Common Stock, $.01 par value        150,000          $5.64(1)       $846,000(1)     $224
                                    Shares

-----------------

         (1) Computed in accordance with Rules 457(c) and (h) under the Securities Act of 1933, as amended, based upon the average of the high and low prices of the Common Stock as reported by Nasdaq National Market on July 24, 2000.

                               Page 1 of 6 pages.
                         Exhibit Index begins on page 5.

                     STATEMENT OF INCORPORATION BY REFERENCE



         Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File Nos. 33-87940 and 333-79993, relating to the Non-Employee Directors' Stock Option Plan.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Westborough, on this 24th day of July, 2000.



                                        ARCH COMMUNICATIONS GROUP, INC.




                                        By: /s/ C. Edward Baker, Jr.
                                           -----------------------------------
                                               C. Edward Baker, Jr.
                                               Chairman of the Board and Chief
                                               Executive Officer


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Arch Communications Group, Inc. hereby severally constitute and appoint C. Edward Baker, Jr., Gerald
J. Cimmino, Patricia A. Gray and David A. Westenberg, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Arch Communications Group, Inc. to comply with the provisions of the Securities Act, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                SIGNATURE                               TITLE                           DATE
                ---------                               -----                           ----

/s/ C. Edward Baker, Jr.               Chairman of the Board of Directors and       July 24, 2000
--------------------------------       Chief Executive Officer
C. Edward Baker, Jr.                   (Principal Executive Officer)

/s/ J. Roy Pottle                      Executive Vice President and Chief           July 24, 2000
--------------------------------       Financial Officer
J. Roy Pottle                          (Principal Financial Officer and
                                       Principal Accounting Officer)

/s/ Edwin M. Banks                     Director                                     July 24, 2000
--------------------------------
Edwin M. Banks

/s/ R. Schorr Berman
--------------------------------       Director                                     July 24, 2000
R. Schorr Berman

/s/ James S. Hughes                    Director                                     July 24, 2000
--------------------------------
James S. Hughes

/s/ John Kornreich                     Director                                     July 24, 2000
--------------------------------
John Kornreich

/s/ H. Sean Mathis
---------------------------------      Director                                     July 24, 2000
H. Sean Mathis

/s/ Allan L. Rayfield                  Director                                     July 24, 2000
---------------------------------
Allan L. Rayfield

/s/ John B. Saynor                     Director                                     July 24, 2000
---------------------------------
John B. Saynor

/s/ John A. Shane                      Director                                     July 24, 2000
---------------------------------
John A. Shane

                                  EXHIBIT INDEX


Exhibit
Number                         Description
-------                        -----------
  4.1(1)     Restated Certificate of Incorporation


  4.2(2)     Certificate of Designations establishing the Series B Junior
             Participating Preferred Stock filed with the Secretary of State of the State of
             Delaware on October 19, 1995

  4.3(1)     Certificate of Correction filed with the Secretary of State of the State of Delaware on
             February 15, 1996

  4.4(3)     Certificate of Amendment of Restated Certificate of Incorporation filed with the
             Secretary of State of the State of Delaware on June 4, 1996

  4.5(4)     Certificate of Designations establishing the Series C
             Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on June 29, 1998

  4.6(5)     Certificate of Amendment of Restated Certificate of Incorporation filed with the
             Secretary of State of the State of Delaware on May 27, 1999

  4.7(5)     Certificate of Amendment of Restated Certificate of Incorporation filed with the
             Secretary of State of the State of Delaware on June 16, 1999

  4.8(6)     Certificate of Amendment filed with the Secretary of State of the State of Delaware on
             April 3, 2000

  4.9(6)     Certificate of Designations establishing the Series D and E
             Preferred Stock filed with the Secretary of State of the State of Delaware on April 28, 2000

  4.10(1)    Amended By-Laws of the Registrant

  5.1        Opinion of Hale and Dorr LLP

 23.1        Consent of Hale and Dorr LLP (included in Exhibit 5.1)

 23.2        Consent of Arthur Andersen LLP

 24.1        Power of Attorney (included in the signature pages of this Registration Statement)

---------------

(1) Incorporated by reference from the Registrant's Registration Statement on Form S-3 (File No. 333-542).

(2) Incorporated by reference from the Registrant's Current Report on Form 8-K dated October 13, 1995 and filed on October 24, 1995.

(3) Incorporated by reference from the Registrant's Registration Statement on Form S-8 (File no. 333-07333).

(4) Incorporated by reference from the Registrant's Current Report on Form 8-K dated June 26, 1998 and filed on July 23, 1998.

(5) Incorporated by reference from the Registrant's Registration Statement on Form S-8 (File no. 333-42240).

(6) Incorporated by reference from the Registrant's Registration Statement on Form S-4 (File no. 333-95677).